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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 33-93544) of White River Corporation and in the related Prospectus of our report dated April 6, 1998, with respect to the consolidated financial statements of White River Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 1997.



                                               /s/ ERNST & YOUNG LLP




Stamford, Connecticut
April 13, 1998